                                                                EXHIBIT 10.30




                               AMENDMENT NO. 1 TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


                  This Amendment No. 1 dated November 6, 1996 to Agreement of Limited Partnership dated August 22, 1996 by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust as general partner (the "General Partner"), and the PERSONS NAMED IN EXHIBIT "A" attached hereto, as limited partners (the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to individually as a "Partner" and collectively as the "Partners".

                                   BACKGROUND

                  A. The General Partner and the Limited Partners have entered into an Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. dated August 22, 1996 (the "Partnership Agreement"). Capitalized terms not defined herein shall have the meanings given to such terms in the Partnership Agreement.

                  B. The General Partner and the Limited Partners desire to amend the Partnership Agreement as provided in this Amendment No. 1 to the Partnership Agreement.

                  Accordingly, intending to be legally bound, the parties hereto agree as follows:

                  1. Occurrence of Qualified Offering. (a) The completion of the offering to the public by the General Partner of the common shares of beneficial interest of the General Partner to be registered with the Securities and Exchange Commission ("SEC") on the General Partner's registration statement No. 333-13969 on Form S-11 filed with the SEC on October 11, 1996, as such registration statement may be amended from time to time (the "Registration Statement") which public offering shall be underwritten on a firm commitment basis by a syndicate of underwriters for whom Smith Barney Inc. and Legg Mason Wood Walker Incorporated shall serve as their representatives ("Representatives"), shall constitute the completion of a "Qualified Offering" (without regard to the amount of proceeds therefrom) as that term is defined and used in the Partnership Agreement and the Distribution Support and Loan Agreement dated August 22, 1996 between Safeguard Scientifics (Delaware), Inc. and the Partnership. Such public offering is hereinafter called the "Public Offering."

                  (b) The completion by the General Partner of the proposed transactions (the "SERS Transaction") with a voting trust (the "SERS Voting Trust") established for the benefit of the Commonwealth of Pennsylvania State Employes' Retirement System ("SERS"), as advised by Radnor Real Estate Advisers, Inc. ("RAI") (A) pursuant to which the General Partner will purchase eleven office buildings and two industrial facilities owned by SERS for (i) Series A Preferred Shares of the General Partner convertible, under certain circumstances, into 1,606,060 common shares of the General Partner, after giving effect to the 1-for-3 reverse share split contemplated by the Registration Statement; (ii) deferred payments aggregating $3.8 million, and
(iii) two-year warrants to purchase 133,333 common shares of the General Partner at an exercise price of $25.50 per share, after giving effect to the 1-for-3 reverse share split contemplated by the Registration Statement; and (B) pursuant to which the General Partner will issue to the SERS Voting Trust, in exchange for $10.5 million, a number of common shares (or Preferred Shares if no Public Offering shall occur), equal to $10.5 million divided by the public offering price of the common shares to be sold in the Public Offering, shall not constitute the completion of a Qualified Offering, as that term is defined and used in the Partnership Agreement. If a capital contribution to the Partnership is made by the General Partner from the proceeds realized from the sale of preferred shares of beneficial interest ("Preferred Shares") in the SERS Transaction, the Partnership shall issue to the General Partner in exchange therefor that number of GP Units equal to the number of shares of BRT Common Stock into which the Preferred Shares so issued may be converted (without regard to limitations on conversion) to the extent that the net proceeds of such issuance of Preferred Shares are contributed to the Partnership.

                  2. Unit Reclassification and Related Adjustments to Reflect Share Combination. Effective as of the effective time of the reverse share split as such term is defined in the Registration Statement: (i) each Class A Unit, Class B Unit, Class C Unit and GP Unit which is outstanding on the date hereof (including those held in escrow under Section 4.6 hereof), or which has been committed to be issued by the Partnership under Sections 4.3 and 4.4 of the Partnership Agreement, shall automatically be converted into and become one-third of such Unit at such time and no adjustment under Section 15.4 in the number of common shares issuable in exchange for a Class A Unit shall otherwise be made as a result of the Share Combination; and (ii) the aggregate number of Class A Units, Class B Units and Class C Units authorized for issuance under
Section 3.2 of the Partnership Agreement shall be automatically reduced to 495,837 Class A Units, 238,606 Class B Units, and 618,734 Class C Units, respectively.

                  (a) The Partners agree that, after giving effect to the reverse share split described in the Registration Statement and reclassification of the Partnership's Units pursuant to the preceding paragraph, the number of outstanding Units held by each Partner of the Partnership shall be as set forth on Schedule 1 hereto and Exhibits F, H, and I to the Partnership Agreement is hereby amended and restated in its entirety to read as attached.

                  (b) Effective as of the effective time of the reverse share split described in the Registration Statement, the $5.50 amount appearing at various places in the Partnership Agreement, including in Sections 4.5(b), 4.6(b), 4.7(a)(ii), 4.8(a)(ii), and 4.8(b) and in the definition of "Qualified Offering", is hereby adjusted to $16.50 in order to properly reflect the reverse share split.

                  3. Termination of SSI's Right of First Refusal. SSI's right of first refusal set forth in Section 4.11 of the Partnership Agreement is hereby terminated, and the provisions of Section 4.11 are deleted from the Partnership Agreement.

                  4. Amendment of Section 4.4. The second sentence of Section 4.4(d) of the Partnership Agreement is amended by adding the following words to the end of such second sentence:

         "less any amounts distributed to such person after August 22, 1996 and prior to the date of such acquisition of the Retained Interests and Class A Units of Witmer Partnership from such person in respect of such person's Retained Interests and Class A Units of Witmer Partnership."

                  5. Deletion of Certain Anti-dilution Adjustments. (a) The provisions of Sections 15.4(c) and 15.4(d) are hereby terminated and of no further force or effect and these provisions are hereby deleted from the Partnership Agreement.

                           (b) Nothing in this Amendment shall waive any
anti-dilution adjustment in the number of common shares issuable in exchange for the Class A Units that would occur under the remaining provisions of Section 15.4.

                  6. Amendment of Section 6.3. Section 6.3(a) of the Partnership Agreement is amended by inserting the following words after the phrase "distribute to the Partners,":

         "in the proportions described in Section 6.1(d) (if prior to the completion of a Qualified Offering) or Section 6.2 (if after the completion of a Qualified Offering),".

                  7. Amendment to Definition of Specified Redemption Date. The definition of "Specified Redemption Date" appearing in the definitions section of the Partnership Agreement is hereby amended to read in its entirety as follows:

                  "'Specified Redemption Date' shall mean the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption delivered to the Partnership at any time (i) after the completion of a Qualified Offering, or (ii) after the completion of the SERS Transaction, or (iii) if neither a Qualified Offering or the SERS Transaction has then occurred, within five days of the end of any period of 20 consecutive business days occurring after the second anniversary of the date of this Agreement during which such 20 business day period the market price of a share of BRT Common Stock averaged not less than $5.50 per share ($16.50 upon the effectiveness of the reverse share split described in the Registration Statement), as adjusted in accordance with customary practice for stock splits, stock combinations and stock dividends occurring after the date hereof."

                  8. No Other Amendments. This Amendment does not amend the Partnership Agreement in any respect except as expressly provided herein, and the Partnership Agreement, as amended by this Amendment No. 1, shall continue in full force and effect after the date hereof in accordance with its terms.

                  9. Effective Time of Amendment. This Amendment No. 1 shall become effective upon the execution and delivery of this Amendment No. 1 by the General Partner, the holder of all of the outstanding Class B Units, the holder of all of the outstanding Class C Units, and the holders of 75% or more of the outstanding Class A Units (as of the date of this Amendment).

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.


                                             GENERAL PARTNER:

                                             BRANDYWINE REALTY TRUST



                                              By:           /S/
                                                 -------------------------
                                                 Name: Gerard H. Sweeney,
                                                       President

                                          CLASS A LIMITED PARTNERS:

                                          Safeguard Scientifics (Delaware),
                                          Inc.


                                          By:          /S/
                                             --------------------------------
                                             Name: Gerald M. Wilk
                                             Title: Vice President


                                          THE NICHOLS COMPANY


                                          By:          /S/
                                             --------------------------------
                                             Anthony A. Nichols, President



                                          By:          /S/
                                             --------------------------------
                                             Brian F. Belcher


                                          CLASS B LIMITED PARTNER:


                                          BRANDYWINE REALTY TRUST


                                          By:          /S/
                                             --------------------------------
                                             Gerard H. Sweeney, President


                                          CLASS C LIMITED PARTNER:


                                          BRANDYWINE REALTY TRUST


                                          By:          /S/
                                             --------------------------------
                                             Gerard H. Sweeney, President


                  Safeguard Scientifics (Delaware), Inc. hereby confirms that the completion of the SERS Transaction shall not constitute a Qualified Offering for purposes of the Distribution Support and Loan Agreement, and that the completion of the Public Offering shall constitute a Qualified Offering.

                                             SAFEGUARD SCIENTIFICS (DELAWARE),
                                             INC.

                                                              /S/
                                             --------------------------------
                                             By:  Gerald M. Wilk
                                                  Authorized Officer

                                    EXHIBIT A

                        LIST OF CLASS A LIMITED PARTNERS



                                  ADDRESS OF RESIDENCE
                                  ---------------------
                                 (IF AN INDIVIDUAL) OR
                                  ---------------------
                                    EXECUTIVE OFFICES                      SOCIAL SECURITY OR          NUMBER OF CLASS A
                                  ---------------------                    ------------------          -----------------
             NAME                      (IF AN ENTITY)                        TAX ID NUMBER                UNITS OWNED
             ----                 ---------------------                    ------------------          -----------------

Safeguard Scientifics          800 The Safeguard Building                       51-0291171
(Delaware), Inc.               435 Devon Park Drive
                               Wayne, PA 19087





The Nichols Company            16 Campus Boulevard                              23-2415327
                               Suite 150
                               Newtown Square, PA 19073



                                                                                ###-##-####
Brian F. Belcher               829 Juniper Drive
                               Lafayette Hill, PA 19444




Jack R. Loew                   1090 New Street                                  ###-##-####
                               West Chester, PA 19382




Craig C. Hough                 1740 Hunter Circle                               ###-##-####
                               West Chester, PA 19380




RDC Institute, Inc.            602 Upland Avenue                                22-2629435
                               Upland, PA 19104




Gary C. Bender                 46 Heron Hill                                    ###-##-####
                               Downingtown, PA 19335




Lotz Designers Engineers and   601 Dresher Road                                 23-1325780
Constructors, Inc.             Horsham, PA 19044






Werner A. Fricker              708 McKean Road                                  ###-##-####
                               Ambler, PA 19002




Brandywine Realty Trust        Two Greentree Centre                             23-2413352
                               Suite 100
                               Marlton, NJ 08053




C/N Oaklands III, Inc.         16 Campus Boulevard                              23-2400860
                               Suite 150
                               Newtown Square, PA 19073



Iron Run V, Inc.               16 Campus Boulevard                              23-2513078
                               Suite 150
                               Newtown Square, PA 19073

C/N Iron Run III, Inc.         16 Campus Boulevard                              23-2400862
                               Suite 150
                               Newtown Square, PA 19073





C/N Leedom II, Inc.            800 The Safeguard Building                       23-2292137
                               435 Devon Park Drive
                               Wayne, PA 19087



                             LIST OF OTHER PARTNERS





                                         ADDRESS OF RESIDENCE
                                         ---------------------
                                        (IF AN INDIVIDUAL) OR
                                         ---------------------
                                          EXECUTIVE OFFICES                  SOCIAL SECURITY OR          NUMBER AND TYPE OF
                                         ---------------------               -------------------         ------------------
        NAME                                 (IF AN ENTITY)                     TAX ID NUMBER                UNITS OWNED
        ----                             ---------------------               -------------------         ------------------


Brandywine Realty
Trust


Brandywine Realty
Trust


Brandywine Realty
Trust